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                                                                   EXHIBIT 10.20


                              AMENDMENT THREE TO
                        REVOLVING CREDIT LOAN AGREEMENT

     THIS AMENDMENT THREE TO REVOLVING CREDIT LOAN AGREEMENT ("Amendment"), is made and entered into effective as of April 30, 1999, by and between NATIONAL ENVIRONMENTAL SERVICE CO., an Oklahoma corporation ("Borrower") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                    RECITALS

     A. Reference is made to the Revolving Credit Loan Agreement dated effective July 14, 1997, Amendment One to Revolving Credit Loan Agreement dated December __, 1997, and Amendment Two to Revolving Credit Loan Agreement dated July 2, 1998, between Borrower and Bank (as amended, the "Credit Agreement"), pursuant to which currently exists a $4,500,000 Revolving Line and a $700,000 Advancing Term Loan. All terms used herein shall have the meanings given in the Credit Agreement, unless otherwise expressly defined.

     B. Borrower has requested Bank to: (i) increase the principal amount of the $4,500,000 Revolving Line to $7,000,000 and extend its maturity, (ii) amend the Borrower's Borrowing Base calculation and (iii) extend a new $4,000,000 term loan for asset acquisitions. Bank has agreed to accommodate Borrower's request, subject to the terms and conditions set forth below.


                                   AGREEMENT

     For valuable consideration received, the parties agree to the following:

1.        AMENDMENTS TO CREDIT AGREEMENT.  The Credit Agreement is amended as
          ------------------------------
     follows:

     a. Section 1.5 is hereby deleted and amended to read and mean as follows:

                    "1.5  "Borrowing Base" means, at any date of determination
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               thereof, the sum of eighty percent (80%) of Borrower's Qualified
               Receivables at such date, plus fifty percent (50%) of Borrower's
                                         ----
               Qualified Inventory at such date; provided Qualified Inventory
                                                 --------
               shall not exceed 50% of the Borrower's total Borrowing Base, as determined by Bank based upon the most recent information relating thereto provided to Bank pursuant to Section 2.2."
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     The Borrowing Base Certificate shall be in form and content as set forth on
     Schedule "1.1" attached hereto.
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     b.        Schedule 1.35 to the Credit Agreement is hereby amended to additionally include the South Carolina property described on Schedule
                                                                        --------
          "1.2" to this Amendment.
          -----

     c. Section 1.49 is hereby amended to delete the reference to "2,500,000" and replace it with "$3,750,000".

     d. Section 1.53 is hereby amended to delete all references to the $4,500,000 Revolving Credit Note and replace with the "$7,000,000 Revolving Credit Note". The form of the $7,000,000 Revolving Credit
          Note is attached as Schedule "1.4" hereto.  All references in the
                              --------------
          Credit Agreement to "$4,500,000" are hereby deleted and replaced with "$7,000,000".

     e. Section 1.54 is hereby amended to replace the "Termination Date" with "April 30, 2002".

     f. Section 1 is hereby amended to additionally include the following new section:

               "1.58 '$4,000,000 Term Note' shall mean the $4,000,000 Promissory
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          Note in the form and content as set forth on Schedule '1.58' attached
                                                       ---------------
          hereto."

     The $4,000,000 Term Note is attached to this Amendment as Schedule "1.6".
                                                               --------------

     g. Section 2.1 is hereby deleted and shall now mean and read as follows:

               "2.1 $4,000,000 Term Loan.  Subject to the terms and conditions
                    --------------------
          of this Agreement, the Bank agrees to loan Borrower by advancing funds not to exceed $4,000,000 in the aggregate, to be further evidenced by the $4,000,000 Term Note. The purpose of the advances under the $4,000,000 Term Note is to enable Borrower to acquire assets from Arizona Instrument Corporation ("AIC") and TET Environmental Service, Inc. ("TET") and refinance existing debt."

     h. Section 3 is hereby amended to additionally include the following new section:

               "3.5 A first and prior mortgage lien on the South Carolina Mortgaged Property, as evidenced by the Commercial Mortgage in form and content of Schedule "3.5" hereto."
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     The Commercial Mortgage is attached to this Amendment as Schedule "1.8".
                                                              --------------
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     i.        Section 7.6 is hereby amended to delete the remainder of the section after "Notwithstanding, Borrower may..." and replace with the following: "NOTWITHSTANDING, Borrower may declare or pay dividends to the extent (i) Borrower's total liabilities to tangible net worth does not exceed 1.5 to 1 and (ii) if Borrower in Bank's sole discretion and determination is in complete compliance with all representations and warranties of this Agreement."

     j. Section 8.3 is hereby amended to delete the reference to "1.1 to 1" and replace it with "1.2 to 1".

2.             CONDITIONS PRECEDENT.  The making of any loan provided for
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     herein, unless otherwise noted herein or waived in writing by Bank, shall be conditioned upon the Borrower executing and/or delivering the following:

     a.             This Amendment, with all schedules attached.

     b.             $7,000,000 Revolving Credit Note.

     c. Amendment Two to Real Estate Deed of Trust and Security Agreement, in the form and content of Schedule "2.3" attached hereto.
                                                -------------
     d.             $4,000,000 Term Note.

     e. Commercial Mortgage on South Carolina property shall be delivered before any advance for the purchase of the South Carolina Mortgage Property, only.

     f. All Mortgage Related Documents for the South Carolina Mortgage Property (i.e. title commitment, Phase I environmental report, etc.), shall be delivered before any advance to close or purchase the South Carolina Mortgage Property.

     g.             Financing Statement in form and content of Schedule "2.7(a)"
                                                               -----------------
          and Schedule "2.7(b)" attached hereto.
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     h.        Any other instruments, documents and/or agreements reasonably required by Bank in connection herewith.

3.        RATIFICATION.  Borrower hereby ratifies and confirms all Loan
          ------------
     Documents to which it is a party, and represents and warrants that: (i) the Loan Documents remain in full force and effect and unchanged except as expressly amended hereby, (ii) all representations and warranties made thereunder are true and correct as of the date hereof and (iii) no Event of Default exists as of the execution of this Amendment. Borrower further represents and warrants that the Security Agreement and Deed of Trust delivered to Bank in connection with the Credit Agreement remain in full force and effect, and
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     that each shall additionally secure payment of the $7,000,000 Revolving
     Credit Note and the $4,000,000 Term Note, together with extensions, renewals and changes in form thereof.

4.        TERM NOTES.  Borrower and Bank acknowledge and agree that Borrower did
          ----------
     not request or receive any advances under the $700,000 Advancing Term Note. Borrower and Bank hereby consent and agree that upon execution of this Agreement any and all commitment to advance under the $700,000 Advancing Term Note is released. Furthermore, all references to the $700,000 Term Note shall cease and be deleted.

5.        NAME REPRESENTATION.  Borrower hereby represents and warrants to Bank
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     that upon acquiring the assets of AIC and TET, Borrower shall continue to do business as "National Environmental Service Co." in each state and shall deliver to Bank within thirty (30) days of closing, evidence of Borrower's registration as a foreign corporation in Arizona and South Carolina.

6.        GOVERNING LAW AND BINDING EFFECT.  This instrument shall be governed
          --------------------------------
     by and construed in accordance with and governed by the laws of the State of Oklahoma, and shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, trustees, successors and assigns.

7.       COSTS, EXPENSES AND FEES.  Borrower agrees to pay all costs, expenses
         ------------------------
     and fees incurred in connection herewith.

8.        CAPITAL EXPENDITURES.  Bank hereby consents to a limited waiver of the
          --------------------
     $1,000,000 capital expenditure restriction to the limited extent of the asset purchases from AIC and TET, only. Said AIC and TET asset purchases shall not be included within the capital expenditure calculation for 1999, only.

                              "Borrower"

                              NATIONAL ENVIRONMENTAL SERVICE
                              CO., an Oklahoma corporation


                              By
                                ---------------------------------------------
                                Eddy Patterson, CEO and Chairman of the Board

                              "Bank"

                              BANK OF OKLAHOMA, NATIONAL
                              ASSOCIATION

                              By
                                ---------------------------------------------
                                Kevin M. Lackner, Senior Vice President